Credit Suisse Global High Yield Fund
Securities Purchases during an Underwriting involving
Credit Suisse Asset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended December 31, 2008

Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   Targa Res Partners
Date Purchased:             6/12/2008
Price Per Share:            $100.00
Shares Purchased
by the Portfolio *:         25
Total Principal Purchased
by the Portfolio *:         $25,000.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     JPMorgan Chase
Member:                     Lead Manager


Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   Ply Gem Industry
Date Purchased:             6/2/2008
Price Per Share:            $99.07
Shares Purchased
by the Portfolio *:         50
Total Principal Purchased
by the Portfolio *:         $49,536.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     UBS
Member:                     Lead Manager


Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   El Paso Natural Gas
Date Purchased:             5/22/2008
Price Per Share:            $100.00
Shares Purchased
by the Portfolio *:         250
Total Principal Purchased
by the Portfolio *:         $250,000.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Deutsche Bank
Member:                     Co-Manager


Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   Chesapeake Energy Corp.
Date Purchased:             5/20/2008
Price Per Share:            $98.88
Shares Purchased
by the Portfolio *:         35
Total Principal Purchased
by the Portfolio *:         $34,956.25
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     KBC Financial
Member:                     Lead Manager


Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   Chesapeake Energy Corp.
Date Purchased:             5/20/2008
Price Per Share:            $100.00
Shares Purchased
by the Portfolio *:         125
Total Principal Purchased
by the Portfolio *:         $125,000.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Lehman Bros.
Member:                     Lead Manager


Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   Capano Energy LLC
Date Purchased:             5/13/2008
Price Per Share:            $100.00
Shares Purchased
by the Portfolio *:         300
Total Principal Purchased
by the Portfolio *:         $300,000.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Banc of America Securities
Member:                     Co-Manager


Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   Public Service of New
Date Purchased:             5/8/2008
Price Per Share:            $100.00
Shares Purchased
by the Portfolio *:         25
Total Principal Purchased
by the Portfolio *:         $25,000.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     Lehman Bros.
Member:                     Co-Manager


Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   Range Resources Corp.
Date Purchased:             5/1/2008
Price Per Share:            $100.00
Shares Purchased
by the Portfolio *:         195
Total Principal Purchased
by the Portfolio *:         $195,000.00
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     JPMorgan Chase
Member:                     Co-Manager


Portfolio:                  Credit Suisse Global High Yield Fund
Security:                   Markwest Energy Part/Fin
Date Purchased:             4/10/2008
Price Per Share:            $99.18
Shares Purchased
by the Portfolio *:         75
Total Principal Purchased
by the Portfolio *:         $74,387.25
% of Offering Purchased
by the Portfolio:           0.00%
Broker:                     JPMorgan Chase
Member:                     Co-Manager